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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

      Date of Report (Date of earliest event reported) : February 18, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES QWS-1)
             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-29015-05            13-3891329
    (State or other                (Commission         (I. R. S. Employer
    jurisdiction of                File Number)        Identification No.)
     incorporation)

   WORLD FINANCIAL CENTER,                                  10080
     NEW YORK, NEW YORK                                   (Zip Code)
    (Address of principal
     executive offices)

                      ------------------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

          Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable

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ITEM 5.   OTHER EVENTS

          99.1 Distribution to holders of the Preferred Plus Trust Series QWS-1 on February 18, 2003.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial statements of business acquired.

                   Not applicable

          (b)      Pro forma financial information.

                   Not applicable.

          (c)      Exhibits.

                   99.1 Trustee's report in respect of the February 18, 2003 distribution to holders of the Preferred Plus Trust Series QWS-1

ITEM 8.   CHANGE IN FISCAL YEAR

          Not Applicable.

ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.

          Date: 03/24/03                    By: /s/ Barry N. Finkelstein
                                                Name: Barry N. Finkelstein
                                                Title: President

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                                  EXHIBIT INDEX

          99.1 Trustee's report in respect of the February 18, 2003 distribution to holders of the Preferred Plus Trust Series QWS-1